TSXV: SGMD

CORPORATE PRESENTATION
AUGUST, 2022

SALONA GLOBAL
MEDICAL DEVICE CORPORATION



IMPORTANT

YOU MUST READ BEFORE CONTINUING

DISCLAIMER: This presentation (the "Presentation") about Salona Medical Device Corporation ("Salona" or the "Company") is dated as of July 14, 2022. It is information in a summary form and does not purport to be complete. It is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor.

No representation or warranty, express or implied, is made or given by or on behalf of the Company or any of its affiliates, directors, officers or employees as to the accuracy, completeness or fairness of the information or opinions contained in this Presentation and no responsibility or liability is accepted by any person for such information or opinions. The Company does not undertake or agree to update this Presentation or to correct any inaccuracies in, or omissions from, this Presentation that may become apparent. No person has been authorized to give any information or make any representations other than those contained in this Presentation and, if given and/or made, such information or representations must not be relied upon as having been so authorized. The contents of this Presentation are not to be construed as legal, financial or tax advice. The information contained herein is considered current as of the date of this Presentation but will not be updated at any time thereafter. This Presentation does not contain all of the information that would normally appear in a prospectus or offering memorandum under applicable Canadian securities laws or registration statement under applicable U.S. securities laws. This Presentation contains information obtained by the Company from third parties, including but not limited to market data. The Company believes such information to be accurate but has not independently verified such information. To the extent such information obtained from third party sources, there is a risk that the assumptions made and conclusions drawn by the Company based on such representations are not accurate. By your acceptance of this presentation you and any person reviewing this Presentation agrees not to distribute, copy; reproduce; transmit; make available; or condone any of the foregoing, without the prior written consent of the Company. Any unauthorized use of this Presentation is strictly prohibited. On your rights, you are encouraged to review this disclosure and are advised to consult independent legal counsel, tax, accounting and other advisors.

This Presentation is not, and under no circumstances is to be construed as, a prospectus, offering memorandum, or an advertisement or a public offering of securities, and does not constitute an offer for the sale of securities.

IMPORTANT

YOU MUST READ BEFORE CONTINUING

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION AND FORWARD-LOOKING STATEMENTS: Certain statements contained in this corporate presentation constitute "forward-looking statements" and "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, respectively. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company successfully launching new/upgraded products; the Company closing additional acquisitions (including targets in the Company's existing "pipeline"); create additional organic revenue growth post acquisition; generate increased cash flow through operational integration; increase EPS each quarter; acquiring additional sales channels, recruiting additional sales leadership, in-licensing IP; entering into new distribution agreements; refining and developing new product lines; the Company's expansion of its product lines into existing and new distribution channels; and the Company sourcing under-valued IP; the anticipated growth of the physical therapist and athletic trainer market; and the anticipated size of the market for recovery science. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: the successful development of new products, registration of new products with appropriate regulatory body, completing currently contemplated IP acquisition transactions, developing more IP acquisition opportunities, successful integration of existing businesses, the Company successfully identifying, negotiating and completing additional acquisitions, including accretive acquisitions and successfully executing on current growth plans. Salona cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona operates; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this corporate presentation is made as of the date of this corporate presentation and Salona undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

TRADEMARKS AND TRADE NAMES

This Presentation includes references to trademarks and tradenames of the Company and its subsidiaries, as applicable, which are protected under applicable intellectual property laws and are their property. The trademarks and trade names of the Company and its subsidiaries, as applicable, referred to in this Presentation may appear without the ® or ™ symbol, but references to their trademarks and trade names in the absence of such symbols are not intended to indicate, in any way, that they will not assert, to the fullest extent under applicable law, their rights to these trademarks and trade names. All other trademarks and trade names used in this Presentation are the property of their respective owners. The Company does not intend for its use or display of other companies' trademarks and trade names to imply a relationship with, or endorsement or sponsorship of it by, those other companies.

Unless otherwise specified, all dollar amounts in this Presentation are expressed in Canadian dollars.

THE RECOVERY SCIENCE MARKET

THE $30B+ AND GROWING RECOVERY SCIENCE & MEDICAL DEVICE INDUSTRY HAS CONSISTENTLY OUTPERFORMED THE MARKET AVERAGE (1)



Prevention
Salona Global
Rehabilitation
Treatment

- 1.6 MILLION REGISTERED PHYSICAL THERAPISTS (PT) WORLDWIDE
- 35 MILLION UNIQUE PATIENTS PER WEEK OR ABOUT 15% OF THE US ADULT POPULATION (2)
- GROWING MARKET AS THE GLOBAL AGING POPULATION WANTS TO REMAIN ACTIVE INTO OLD AGE.
- PHYSICAL THERAPISTS & ATHLETIC TRAINERS ENTERING THE MARKET IS EXPECTED TO GROW BY 20-30% OVER THE NEXT 5 YEARS (2,3)

(1)BASED ON A COMPARISON OF NYSE:SPY WITH NASDAQ:IHI OVER THE TWO-YEAR PERIOD FROM 1/1/2020 THROUGH 1/1/2022, DATA FROM YAHOO FINANCE.
(2)DATA COURTESY OF BEACON SECURITIES, MARCH 17 2022 COVERAGE INITIATION REPORT
(3)DATA COURTESY OF BLS.GOV: HTTPS://WWW.BLS.GOV/OOH/HEALTHCARE/ATHLETIC-TRAINERS.HTM

PRODUCTS



Prevention
Salona Global
Rehabilitation
Treatment

PREVENTION

- Specialty Supports*
- Athletic Braces
- Diabetic Shoes
- Wearables*
- Fall Prevention*

TREATMENT

- Muscle Stimulation*
- Wound Care Devices*
- Bone Growth Stimulators*
- DVT Devices*
- TENS & NMES*

REHABILITATION

- Pre-op Devices
- Compression*
- Ergonomics
- Hot/Cold Therapy*
- Post-op Braces
- Massage Therapy Devices*
- Constant Passive Motion (CPM)*
- Physical Medicine Modalities*
- Mobility & Training*
- Treatment Tables

*PRODUCTS CURRENTLY BEING DEVELOPED, MANUFACTURED, OR SOLD BY SALONA GLOBAL

MANAGEMENT TEAM



LES CROSS
EXECUTIVE CHAIRMAN



LUKE FAULSTICK
CEO



RICK GREENWALD
R & D LEADER



SCOTT ROGOW
VP, SALES



KEN ZISHOLZ
SALES CHANNEL LEADER



MELISSA POLESKY-MEYROWITZ
CFO



JETHRO ROTHE-KUSHEL
CAPITAL MARKETS & FINANCIAL COMMS

FINANCIAL ADVISORS

Former Chairman and Vice Chairman for Patient Home Monitoring (PHM), now two companies listed on the Nasdaq, Viemed and Quipt.

FOUNDATIONS FOR A LONG TERM BUSINESS

GROWING MARKET

Large, growing and well-defined market for recovery science globally

PRODUCTS THAT SELL

Innovative, IP-protected products that improve patient care

STRONG TEAM

Experienced and knowledgeable management team/advisors with a strong track record

CAPITAL STRUCTURE

Optimal capital structure to reward Canadian investors

VERTICAL INTEGRATION

*Capturing "**Top-to-Bottom**" Margins Through its Subsidiaries*

Salona Global
High Quality Medical Devices

MIO-GUARD
GUARD YOUR GAME

INTERNAL SALES BRAND



MIO-GUARD
PROTECTION
Nonwoven Adhesive Bandage
800.245.1064
MIOTECHSTORE.COM

South Dakota Partners

MANUFACTURING





Simbex

RESEARCH & DEVELOPMENT





Salona Global
High Quality Medical Devices

SALES & DISTRIBUTION NETWORK

Robust distribution network to athletic trainers and physical therapists:

- ✔ 30+ reps
- ✔ 30+ states
- ✔ 400+ products


K-LASER


HYPERICE

GROWTH PLAN



Capitalize on extensive industry contacts drive five engines of revenue and profit growth:

1. M&A: A deep pipeline of potential acquisition targets
2. Product Development: Five products under development
3. Product IP Acquisition: Sourcing under-valued IP that can quickly be productized for the market
4. Product Distribution Agreements: Finding high margin products to expand the product line into existing and new distribution channels
5. Organic Growth: Organic growth post-acquisition.

SGMD Q1 HEADLINES

Fiscal Q1 (Ending May 31, 2022)

REVENUES

152% Revenue growth in less than a year, from **$3,973,773** in Q2 2021 to **$10,048,548** in Q1 2022

Annualized (May 2022) run-rate of $47,900,000

PROFITS

202% gross profit growth in less than a year from **$1,204,171** in Q2 2021 to **$3,642,265** in Q1 2022

Lifted gross margins to **36%** in Q1 2022, the highest gross margin since listing.

BUSINESS HIGHLIGHTS

- Two non-binding acquisition agreements executed with the potential to add $23 million in annual sales
- Closed Mio-Guard LLC, a medical device sales and marketing business serving the Midwest United States on March 18, 2022
- Hired VP of Sales with over 30 years of experience in the recovery science industry, previously an executive at DJO Global
- Acquired portfolio of medical device IP, expanding product lines under Mio-Guard® brand with first premium grade electrode
- Executed K-Laser U.S distribution, expanding the higher range of priced products in the product line
- Added leader to improve shareholder communications and digital strategies.

Salona Global
High Quality Medical Devices

	ANNUAL RUN RATE REVENUES	SHARES OUTSTANDING
SGMD AT LISTING	$16M	APPROX. 64M
SGMD EXPECTED	$48M	APPROX. 90M



Revenue Growth and Gross Margin Expansion
60,000
50,000
40,000
30,000
20,000
10,000
0
37.0%
36.0%
35.0%
34.0%
33.0%
32.0%
31.0%
30.0%
29.0%
28.0%
27.0%
Q2/FY22
Q3/FY22
Q4/FY22
Q1/FY23
Q2 Run-Rate
Annualized Revenue
Gross Margin

EXCHANGE	COMPANY	REVENUE MULTIPLE	2022 REVENUE	MARKET CAP***	REV GROWTH	EBITDA
NYSE	ResMed Inc.	9.76	$3.54B	$33.9B	12.5%	$1.1B
NASDAQ	Utah Medical	4.68	$50.41M	$301.29M	12.4%	$26.79M
NASDAQ	Cerus Corp	5.69	$144.92M	$1B	60.2%	-$39.12M
NASDAQ	Zynex Inc	2.09	$137.26M	$293.37M	28.8%	$27.88M
NASDAQ	Tandem Diabetes Care	5.09	$737.67M	$3.97B	24.7%	$24.54M
NASDAQ	iRhythm Technologies	12.88	$340.89M	$4.47B	24.3%	-$83.47M

*** Yahoo Finance 7/23/22

THANK YOU

OFFICE

info@salonaglobal.com

1 (800) 760-6826

www.salonaglobal.com